Exhibit 99.1

Nick Clayton:

Good afternoon, and welcome to SPAC Insider’s live webinar to discuss the business combination of Collective Growth Corp and Innoviz. In a few moments, you will hear the management teams from both Collective Growth and Innoviz do a brief presentation followed by a Q&A. You can uh, submit questions at any time by clicking the Q&A button at the bottom of your screen. You can go ahead and, and put some in now if you have any top of mind, but uh, feel free to continue, uh, sending in those questions as the webinar goes on. And before we get to the management teams, I’d like to pass things over to Cody Slach, Gateway.

Cody Slach:

Great thank you Nick, I appreciate uh, the SPAC Insider team for having us here, and it’s my pleasure to introduce um, first off, Omer Keilaf from Innoviz. He’s the CEO of the Company and he’s gonna take you through the presentation that you’re seeing on the screen, and you’ll hear it from others, uh, on the management team as well. So over to you Omer.

Omer Keilaf:

Thank you very much Cody and thank you all for participating, and taking time to hear about Innoviz. Um, so let me start.

Omer Keilaf:

So um, a little background about, uh, myself and uh, basically a big part of Innoviz. So we all come from the same military unit called 81, unit 81. It’s a very multidisciplinary unit dealing with very, uh, I would say complicated technologies. I’ve been there for seven years. Um, you might find some of the names on the bottom that you can recognize, um, which were founded by entrepreneurs coming from that unit. Um, so me and the other founders, a really big part of the Innoviz R&D comes from there and obviously we’re very proud of that.

Omer Keilaf:

Okay, um, a short history about Innoviz. We started in 2016 to develop a solid state LiDAR. Uh, we partnered with several tier ones in the market, MAGNA and APTIV and Hirain, which is active in China, and Samsung Harman. Innoviz is uh, is a tier 2, very much like, uh, the business model which is done by Mobileye.

Omer Keilaf:

We work through tier ones when we compete on business. That allows us to get very strong exposure to the market, competing on different programs. Um, sometimes we compete on the same program with a couple of tier ones, and also it gives us diversity in case there is a car maker who, who prefers a specific tier one.

Omer Keilaf:

Um, we have a design awarded business with BMW for a level three. We won that program with MAGNA as our partner. Uh, this is a platform which BMW is developing for level three. Uh, we provide in this program our solid state LiDAR, InnovizOne, which you can see me holding here in my hand. This is InnovizOne and you can see it’s, it’s not a mock up, it’s a real technology, and I’ll show you a few videos later so you get a good sight of how well it works.

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Omer Keilaf:

Uh, we’re also developing the computer vision, which is the object detection and classification, meaning that we translate the 3D information to object detection and classification, and basically the, the interface between our system and, and the car computer is very much like Mobileye in the sense that we provide uh, insights of the scene.

Omer Keilaf:

Uh, we recently announced a new generation called InnovizTwo, which is significantly cost reduced, but also comes with a very interesting performance improvement, and of course we are now going towards the stock merger by end of March. I won’t spend too much time on introduction of the management, uh, I do want to let you know that we just announced our new COO joining us Udy. He comes from SolarEdge, he’s been there, he was there for nine years, uh, leading the operations. SolarEdge is one of the fastest growing companies in Israel, very proud for being, uh, to bring Udy to the team, which will help us, uh, build billions of LiDARs to the world.

Omer Keilaf:

Uh, we are mostly in R&D, with very very diverse and multidisciplinary. Mostly in Israel, but we also have teams in Munich and in other places. Um, we have different production sites and I’ll elaborate about this later on.

Omer Keilaf:

Um, we are asked quote a lot about our differentiation in the market, uh, so I would like to leave you with four, at least four interesting advantages that uh, and differentiation that Innoviz has in the market. The first is basically the fact that Innoviz today has the biggest award of uh, in the market with BMW. It’s a serious production, high volume production with BMW and now we’re providing new indication on our older books from that program for around two billion dollars, coming from the platform which we used across different vehicles.

Omer Keilaf:

We have four tier ones which allows us again to access the market and our collaborations with the tier ones is very meaningful and important when it goes to high volume production. We’re the most mature uh, autonomous, automotive grade LiDAR, solid state LiDAR in the space. Um, we are towards automotive grade by the end of the year. I will show you later how advanced we are in the maturity of our production line of automation.

Omer Keilaf:

Last and not least is our architectural differentiation. Uh, we believe that in automotive cost is really the most meaningful, um, part if you want to be fully adopted in the market, and we have managed to bring high performance uh, LiDAR with 905 due to the fact that we have developed our internal chip set that will allow us that, and I will show you videos uh, to prove it.

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Omer Keilaf:

Um, and another differentiation is, is our go to market plan, uh, with InnovizTwo, which is targeting sub $500 LiDAR. That will enable us to penetrate the level two plus, level two plus platform. A level two plus uh, is a car that has the same feature sets of a level three in the sense that the car can drive itself. The only difference, but very meaningful difference, is the fact that in level two plus, the car maker doesn’t take any responsibility and the driver is still required to hold the wheel and, and look at the road to engage if something goes wrong.

Omer Keilaf:

It allows the car makers to have a shorter time to the market and not to do a full validation of the platform, because of the low risk on their side. It will allow us to have early incumbency in those platforms, and then later, uh, allow the software, the car maker to have incremental software improvements over there, very much like Tesla does today, but with a LiDAR, which lower the risk for, for the passenger. Level two plus platforms today are still, uh, not safe because of the lack of a LiDAR, and also it saves a lot of cost to the car maker because it can now, uh, crowd source the data and validation through their customers, and not do the validation on their own. Uh, so the difference is between tens of cars, uh, to tens of thousands of cars, so the validation process would be much, much faster.

Omer Keilaf:

So overall, it provides car makers the ability to achieve level three faster, with lower expenses and much lower program risk. This is all enabled by the fact that we are able to achieve very high performance with a LiDAR, which is automotive grade also also sub-$500.

Omer Keilaf:

Uh, I will let Oren to talk about the market, the TAM.

Oren Rosenzweig:

Thank you Omer. Hi everyone, I’m Oren Rosenzweig, co-founder and chief business officer, leading program and sales at Innoviz. So the total addressable market for our LiDAR product is expected to grow to over $20 billion by 2025, and $55 billion by 2030, and this is just based on analysis of the four main segments, uh, consumer cars L2+, L3, robotaxis and shuttles, and trucking.

Oren Rosenzweig:

So actually the TAM is bigger if we include other applications like logistics, heavy machinery, uh, drones and others. Innoviz is leading the most important segment for LiDARs, the consumer car market, which we expect to make up about 70% of the TAM in 2030. In terms of ASP, we estimate $1000 ASP by 2025, and $500 by 2030 across these four segments, and it is really the drop in the price of LiDARs that is the key to enable this growth in market size, especially for the consumer car market.

Oren Rosenzweig:

We expect that only companies that will be able to supply the low priced, high performance LiDARs that OEMs demand to be able to monetize the consumer cars’ TAM, but besides price, there are other important factors to be able to play in the consumer car market. Namely partnerships with tier one suppliers, and Innoviz is the only company with four such partnerships with major suppliers, and there are other key factors for success on the product side which we will cover next.

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Oren Rosenzweig:

So if we go to the next slide, from the product perspective, we work closely with the leaders of the key end markets to design and provide the right products. Our focus is especially on the consumer car segment, where we work with our tier one partners on RFIs and RFQ specifications for L2+ and L3 cars. So we have a very good sense of what does it take to succeed in consumer vehicles. As well in some of these other, uh, segments mapped here on the slide, in terms of the required range versus the field of view. So there are of course other requirements, but we see these two as the main ones in terms of impacting the usability of the LiDAR for different applications and impacting the design choices between make.

Oren Rosenzweig:

What we also show here is the price sensitivity, with consumer L2+ here you see them on the bottom left being the most demanding of the segments mapped. With our current product InnovizOne, we have a great fit for consumer vehicles [inaudible 00:11:18] projects like the one we do with, with BMW, as well as for trucking, shuttles, and robotaxis, where we work with some of the leaders in these segments. And going to the next generation platform InnovizTwo, we’ve been very focused on cost down, to get to the sub $500 that we see as needed for L2+, and also for some of the L3 consumer vehicles. But the interesting thing is that although, although we were able to decrease the cost going from InnovizOne to InnovizTwo by about 70%, we still managed to increase the performance, and in addition, we also plan to offer an even higher performance variant, the InnovizTwo+, which you see on the top right, targeting the most high end consumer vehicle L3 applications, as well as robotaxis and trucking, especially for their most demanding, front facing long range sensors.

Oren Rosenzweig:

Okay, so let me hand it over back to Omer to talk about the technology and why Innoviz is well positioned to win in LiDARs.

Omer Keilaf:

Thank you Oren. Um, okay. So I’ll start by telling you that I’m going to show you a few videos, I hope they will run smoothly enough over the internet, but you can find all of those videos on our YouTube channel and I welcome you all to follow me on linked in and also on Twitter. I try to, uh, provide quite a lot of insights and development as we go, um, so uh, in the following videos I’m going to show you, uh, videos coming from our LiDAR which is mounted in the grill and you can see it’s size, and uh, as I, the same one which I am holding in my hand.

Omer Keilaf:

So uh, this is just a few frames coming out of the LiDAR, and this video which uh, you know, might be, oh, I don’t know why I have, sorry, I’ll shut it down. Okay, so this funny looking video, uh, is something I took out of my mobile phone, and the reason I’ve done it is because I wanted to show you that the data that comes from the raw, the raw data that comes from the LiDAR is quite clean, and very, uh, it’s very high performance and there is no post processing, uh, coming out later on. So this is coming from InnovizOne, a single LiDAR that is mounted in front of the car.

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Omer Keilaf:

Uh, another video which I can show you here and again, those videos are available online, you can see the high resolution, it’s a 0.1 by 0.1 degree resolution, 120 degree. This is coming from a single LiDAR with four laser, one, two, three, four, 905 based. Uh, you can see the wide range, you can see the long, the wide, the long range and high frame rate. Uh, the next video uh, shows the computer vision, and again here this is coming from real time processing done in the car with our platform, no post processing, all um, you know, all running in real time, and this is part of what we provide with the LiDAR.

Omer Keilaf:

So um, now, talking about our architectural decision, I want to explain some words about the automotive space. Whenever a new technology is introduced, a new feature is introduced, it is initially endorsed by uh, the premium cars. Those are companies like BMW, and Daimler and Audi that can absorb, um, a low volume new technology at a higher cost, because of the cost of the car. And then over volume, uh, the cost of the technology becomes lower, and then it can be adopted further to the standard of that premium car, but in order to really penetrate to the bigger market, you need to go through different iterations of designs and this stage, when you are fully adopted in the market, talking with tier ones and car makers, and you might know, this is where every uh, cent counts.

Omer Keilaf:

And you might know, this is where every, uh, cent counts. This is where you start counting the number of resistors and capacitors that you have in your design, because in order to get to that penetration, it is a very, very difficult thing. Uh, of course, uh, over time, the requirements of the performance are even becoming higher. Now, if you take a benchmark, which I like, which is, uh, the camera business, if you’re years ago, there was a discussion between companies like Mobileye and Bosch about the fact, whether you use a stereo camera or a mono camera. Now, the difference in cost between two cameras and a single camera, probably around a few dollars, a few dollars, or maybe a few tens of dollars, and still Mobileye has managed to convince the world, that is... it is better to save that cost and it’s possible to do it with significant intellectual property.

Omer Keilaf:

And it has managed to convince the market and now mono cameras dominate it completely. Now, if you go to the lighter space, the difference between 1550nm and nine 905, the difference is not in dollars is not in tens of dollars, today it’s in thousands of dollars and in the future, we might be able to get only a few hundreds of dollars. That’s a very large gap. Uh, we have managed to solve, uh, the performance limitations of 905 for very strong IP, uh, which allows us to get to the performance which I showed you earlier. And we believe it’s the right way, uh, going forward. And we’ve done it with developing our own maths design, our own detector, our async design, and of course we are developing our computer vision, which I showed you earlier. We provide object detection of cars, motorcycle, pedestrian. We provide the loss of the acc- acceleration, projectory, and orientation.

Omer Keilaf:

Now, if you, we all know that the camera again, which I think is a good benchmark, um, has grown its performance, uh, over the time. When you all remember the half megapixel camera later two mega and four mega, et cetera, uh, it’s the same with the LiDAR space. Five years ago, the most premium LiDAR companies premium, uh, technology provide- provided 200K samples a second. Uh, the BMW program is a benchmark. The requirements are around three megapixels a second. We are looking at programs today that are asking for performance that is beyond that, up to 15 or even higher megapixels per second, comparing it with technologies that are using 1550 today, which are around one, one megapixel, one megapixel a second, or even FMCW which is even more limited in regards to pixel rate, are not going to be competitive going forward and not going to meet with the market requirements. FMCW which we hear quite a lot about recently, it’s a technology, which is still very early stage and by the time it will reach the market, it will not be able to meet the requirements and also will require a very difficult, um, uh, problem to solve which is the stability of the laser or the temperature, which is a very hard to form and, you know, promote.

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Omer Keilaf:

comparing, you know, with one performance, uh, I think that the main takeaway of comparing between our product and others is with our ability to meet very long range but also very high resolution. People always talk about range, but in reality, when talking with car makers range is not the only parameter, resolution, frame rates and field of view are very important. Uh, range by itself does not provide you safety because, uh, there is always a trade-off, uh, which, uh, which parameter is actually the limiting factor. Car makers are worried by the fact that you will not be able to see a small object down the road and range by itself is not sufficient if you don’t have the sufficient resolution.

Omer Keilaf:

So, uh, we believe that Innoviz is the only one today that can offer the requirements for the automotive. And this is only InnovizOne, InnovizTwo would be far beyond, uh, the requirements of today. Talking about automotive grade, so Innoviz has been working auto- on automotive grade in the last three and a half years. Uh, we don’t see it as, as a buzzword, those are real, uh, design, uh, processes that we have been working with BMW and Magna. You can see images on the right, those are images taking of InnovizOne in different, uh, tests, very difficult tests. I’ll show you later, uh, we have gone through about five cycles of design of our C sample in order to meet with all of those, uh, requirements. Not only the product needs to be automotive grade, but also the company is a supplier in automotive.

Omer Keilaf:

We just recently received our VDA, which is related to the way that we manage our suppliers. And this is all, um, working with Magna and BMW this process. Uh, these videos that I’m showing here, are just a few of the tests that we’ve done in different weather conditions, uh, whether it’s rain, uh, low light condition or direct sun. This video I see is as a, as a good example of why you need the LiDAR. You can see this five seconds where the car doesn’t see anything in the camera, and you need to have a LiDAR that can provide you redundancy. And this is one of the tests that we can show that our LiDAR can work very well in direct sun.

Omer Keilaf:

Um, okay. This slide talks about our industrialization. So, uh, we’ve been working on, on our technology for many years now, but now we also have fully automated our assembly line. These videos on the left show the automation and testing, um, the, of the assembly of testing of our [mem 00:20:58] scanners. Uh, those are maybe the most complex, uh, component in our LiDAR. And you can see the trays of, uh, of the mem scanners being assembled and these, uh, and also a machine that allows us to test that. Once those scanners are available, we have our machines are active, alignment machines, that places the, that assembles the, all of the optics automatically. So we have fully automated the process of the assembly of the LiDAR. The result of those machines is a fully built LiDAR, which is later placed in, in end of line tester, that’s a chamber that we also develop that allows us to, uh, test and calibrate the system fully automatically in order to ship to a customer. All of those component, all of those machines that you see here, are already available and now allowing us to get to high volume production.

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Omer Keilaf:

And those are also needed in order to reach automotive grade and at this sample that we are going to very soon. Talking about the timeline. So we’ve started our C sample middle of 19. Uh, we’ve gone through several iterations of design. C sample, by the way, uh, it’s a, it’s a final size, final performance, and you complete the C sample process when you are automotive grade and passes- pass through that design validation process. Uh, and we already have done a pre- pre-design validation twice, and now we’re, uh, completing the last one before going to the D sample. And we’re going to be the person in the market with an automotive grade solid state LiDAR that meets level three requirements. Uh, let me hand it over back to Oren to talk about our overview.

Oren Rosenzweig:

Thank you Omer. Uh, we’d like to provide some additional information today. Uh, first of all, guidance on what we expect the BMW award to generate in revenues. Uh, we expect that to be approximately $2 billion by the end of the decade. And we also wanna provide an update on the state of the pipeline, which you see on the right hand side, you can see what we expect, the conversion rates and timeline for conversion, between stages to be. At the moment, we have five accounts in advanced stages of commercial negotiation, either as part of the final stages of the consumer car OEMs RFQ, or a negotiation of a multi-year supply contract for an L four platform. Uh, in addition to that, we have 25 accounts in advanced technical evaluation stages, which means that they are intensively using our InnovizOne LiDAR on their platforms to evaluate how it fits their needs.

Oren Rosenzweig:

You can see here that we expect to win a significant portion of these accounts, that are at the later stages of the pipeline. So if we go to the next stage, we also wanted to share some more information today about how we see the opportunity around software. Uh, we see two key advantages around perception software that we provide. Uh, one that it creates a high switching cost for the LiDAR and two that it gives us an opportunity for a recurring revenue model. Uh, I’ll expand on that a little bit. So first of all, given the large amounts of data collected by Innoviz and especially our [inaudible 00:24:16] partners like Magna in the BMW project, uh, that data creates a significant switching cost to a different LiDAR since the validity of the data is strongly tied to the properties of the specific LiDAR that was used. So switching to a different LiDAR requires driving millions of kilometers in multiple countries to recollect petabytes of data.

Oren Rosenzweig:

The second point is, is around the recurring revenue mall. So from our more recent discussions with OEMs, they asked for updates to the LiDAR perception software after they roll out their vehicles to end customers to support corner cases in the field, uh, or for launching in, in additional locations. Um, so this, uh, software and this, um, recurring revenue model, what I mean here is that this will be offered by a subscription model to the OEMs. And we have not included that in our projections yet. So in our projections where, where you see software revenues, that’s just a one time sale of perception software that we sell together with the LiDAR. So we see a significant upside, uh, once the recurring revenue gets added to our financial projections. So I’ll hand it over to Eldar Cegla, CFO, to go through the financials.

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Eldar Cegla:

Thank you, Oren, hi everybody. So, uh, all of this come together in these, uh, projections, uh, we took what we believe is a realistic bottom-up approach. The focus of our productions is the OEM business, namely the level two plus and level three, from what we estimate to get two thirds of our revenues. Our goal for the near future is to win additional design wins programs, which once we win them, the fruition materializes after three to four years, that is reflecting the revenue line which picks up in 2023 and onwards, and becomes a predictable business for years. Oren mentioned also the software of course contributes nicely to the gross margins and the gross margins, uh, lever out around 50%, which is even, uh, mainly by our business model we use. The tier ones are taking responsibility, uh, for the mass production of our LiDAR stem while Innoviz is selling to the tier one strategic components name- namely the MEMS, the ASIC and the detectors, where a good part of our IP resides. That results for us to be able to enjoy higher gross margins and relatively low capital expenditure.

Eldar Cegla:

The tier one does what it does... what it knows best, mass produced in automotive grade efficiently and high- and in high quality. And the OEMs get this product in favor of... favorable pricing, which is a win-win fall. We turn at EBITDA positive in 2024, the cash flow turns positive in 2025. This transaction... the SPAC transaction actually provide us with sufficient cash to, uh, drive us, uh, to independence. So this transaction is also very important for us to be able to win additional business as OEM, uh, expect, uh, companies with strong balance sheet that are able to support such a long-term programs. So that’s it from my side. Thank you very much. And I’m turning our back to Omer to wrap it up.

Omer Keilaf:

Thank you Eldar. Okay. So again, I want to repeat, uh, I would say that the messages around Innoviz differentiation. Today Innoviz is, um, with the only award for high volume production, with a tier one with BMW as a technical leader with a $2 billion order book. Uh, we have... we are the only one we four tier ones that allows us to access the market. And as I show you, we are the only one with a very developed, mature product is going to come to the market, uh, with an automotive grade. And again, we also talked... touched at 905 versus 1550. It is very clear that in automotive, low cost is really the most important thing. And we have managed to unlock the performance of 905 with our chip set. With that, we believe that we will become the market leader. Thank you all very much. Uh, appreciate your time. I’m happy to hear... to stay here for your questions.

Cody Slach:

Right. Thank you. Appreciate that. Um, so just as a reminder, if you are on the you know mobile device and in the, uh, platform for Zoom, there is a button on the bottom of your screen that should say Q and A, so feel free to type in any questions that you might have for the team. So I wanna take the first one that’s come in, um, so with respect to the pipeline, how many of the customers in the final evaluation stages are OEMs that you’ll be collaborating with tier ones to fill demand?

Oren Rosenzweig:

Yep. So, um, we cannot provide the number, but I can say that it’s, it’s more than one, out of those five in the last stages.

Cody Slach:

Got it. And as a follow-up question, if you, if you win additional OEMs, will Magna spearhead production, or how do you see that being managed?

Oren Rosenzweig:

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Oren Rosenzweig:

Right, so I mean, we, um, we, we do expect the tier ones to also manufacture the LIDAR, so we, um, we... The business model for Innoviz, and I can expand on that a little bit here so it’s, um, to actually provide components. So those components that Eldar mentioned, the MEMs, the Detector, the ASIC, um, we sell those at a high margin as, as he explained, and then the tier ones source the rest of bomb, the rest of the components in the, in the LIDAR. Uh, they manufactured the LIDAR according to, to our design, uh, and sell the end product to the OEMs. So yes, in, in those projects that I’ve mentioned, the other, um, projects that we sell through the tier ones, uh, the tier ones will also manufacture the LIDAR.

Omer Keilaf:

Let, let me add to that, Oren, if I may. Um, so, uh, the way it works is that Innoviz designs the manufacturing tools, uh, the active alignment, and the end of line testers those are our own design, uh, so we can actually duplicate them and sell it to the tier ones, uh, so, you know, our partners can ramp up quite fast. Now we are working on the design of InnovizTwo, we are also working on the design of the manufacturing tools for InnovizTwo. Um, those include the manufacturing tools.

Nick Clayton:

Great, and it looks like we have several questions coming in now. Uh, first one is also for Omer perhaps. Um, it’s, “How do you differentiate technology in your approach from Velodyne, Luminar, YellowScan, and some of the other LIDAR suppliers we’ve seen out there?

Omer Keilaf:

Yeah, sure. I mean, you, you named a few. Okay, so there are, uh, a few LIDAR companies. Um, Luminar are using 1515 nanometer, and I think I’ve touched, uh, the differentiation there, which we believe, uh, our approach with 905 is the right one. Uh, you need, your so called for Velodyne, uh, which is a, a great company, but they’re currently more focused on, on a different, uh, part of the market, working on, uh, mostly robotics, Robotaxis and last-mile deliveries.

Omer Keilaf:

Uh, Innoviz Solution, which is a solid state LIDAR for automotive grade long range high resolution, uh, currently is not, uh, there is no competition from the companies that you, you name. Uh, so we are... Our value I would say our advantage comes in the passenger car, uh, segment, and th- this is where we believe the market growth would be the most substantial. Uh, and on, on those segments, we’re not competing, uh, with those companies.

Nick Clayton:

Great, and it looks like we have a question here perhaps for Jim from Collective Growth. And just, “In terms of the timeline, uh, for completing the merger, can you give an update on, on the next steps, and then what that timeline is.”

Jim Sheridan:

Yeah, so this is Jim Sheridan. I’m actually, um, at Perception Capital, we partnered with Collective Growth and with Antara, to, uh, sponsor the transaction. But, uh, in terms of the timing of the transaction, we’re expecting, um, I need to make sure I’m using the right, uh, the right words for the Securities Exchange Commission, but we anticipate that it will happen sometime in March.

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Cody Slach:

Eh, Jim, I, I got a similar question, just while we’re on you, uh, from emailed into me, and maybe just can you walk an investor through your process in terms of how many companies you looked at, and, and, and why Innoviz? I know, Omer sort of hit the nail on the head in terms of the differentiation of the technology, but maybe just from a investor’s hat, could you spend some time on that?

Jim Sheridan:

Yeah, certainly. So, um, in terms of the process that we went through, and, and we had met, um Innoviz, early on in, in June of last year, actually it was the first time that we met with, uh, with Innoviz, and, and it was really through, uh, Scott Honour, who’s Patrick and my partner, uh, here at Perception Capital. And we’ve met them as part of, Patrick and I’ve been part of the team with Sustainable Opportunities Acquisition Corp. And as we looked at the company, and we looked, literally at, at Sustainable, we looked at, at over 100 companies, um, as part of this, and, you know, in depth, we probably looked at 20 or 30 companies in, in some pretty heavy d- depth.

Jim Sheridan:

And then also the folks at, Bruce Linton and his team over Collective Growth and looked at over 120 companies, according to an interview that he had, uh, with the press. But so we looked at an enormous number of companies. And there were a couple of things that, that stood out in terms of this. And, uh, as we looked at the company, and the first thing we looked at on this... And we started looking at this before the first, uh, LIDAR spec was done. So we were looking at this even before, uh, you know, uh, the folks at Velodyne went out. But we looked at, you know, “Is the TAM real?” Or, you know, the, the total addressable market that this company is serving. “Is that a real thing, and, you know, do we think that’s gonna be developing in a timeline that, you know, is applicable to, you know, be getting real value for shareholders?” And the answer that we came to in terms of that is yes, because of the kind of the secular trend that you have towards automation of assistance systems for driving as well as aut- au- autonomous vehicles.

Jim Sheridan:

The second thing in terms of this is, when we looked at the companies that, you know, were in this space, a couple of things stood out in terms of, um, Innoviz. So one was the fact that they had a contract with BMW, who, and by the way, I come from a sourcing background at an automotive OEM, I spent eight years at Ford. And BMW is one of the companies that is an early adopter of technologies. And they are a company that has the ability to do a complex program like an, like an autonomous vehicle program. And so the fact that they were selected by BMW, that, you know, let us know that this company is a real company, and this is a company that is, you know, actually going to produce a tangible product. The second thing in terms of this was, you know, when we, when you look at the automotive OEMs, and then you look at the tier ones, the tier ones fill a couple of different roles, but one of the big things on this is, that for any major, especially a safety system like this, the automotive companies, the OEMs, will not source a system like this to somebody who’s not working with an O- with a tier one.

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Jim Sheridan:

You have to have a big balance sheet involved i- in there, you have to have a company that has the resources and the expertise, and manufacturing has to be involved in the process somewhere. And the fact that four of the largest of these tier ones chose Innoviz, after doing extensive due diligence around the market, and these are very savvy companies, that said a lot to us. And the fact that you have two of the biggest guys, you know, Magna and Aptiv chose to land on the same company, even though it’s much more difficult for them from a market, go to market standpoint, to be going to market with the same, uh, tier two, they did that. And that was another thing that we looked at as a big, you know, indicator that this is a company that’s gonna be a winner in this.

Jim Sheridan:

And then, you know, the third thing in terms of this, and I’m kind of walking across those four points that Oren already had. But you know, this is, this has been kind of our theme since the beginning, is that automotive grade matters. And automotive grade has been the most overused term in the LIDAR space out there. And when I think of automotive grade, as somebody who worked for an automotive OEM, I think of a product that is actually certified, that has gone through the difficult process. And I don’t think you can overstate, and Omer tried showing you the little shop apars that they have set up to, you know, to test these products.

Jim Sheridan:

But it is an incredibly, especially for a safety-critical component, it’s an incredibly rigorous process. And that’s another area where having a tier one or several tier ones in your corner is invaluable. Because having somebody who can guide you through that process, also, you know, it was another thing that, you know, made this company real. And then, you know, the last thing on this is, we got, we spent the time to, uh, you know, really get to understand the technology, and, you know, as we looked at the technology, and we looked at how this company chose to develop a product towards a set of requirements, as versus doing the things that were expedient, um, and in terms of, you know, things that would shortcut being able to get to various targets, they didn’t do any of that. They did everything looking at it as a system, and looking at it as, “How do we meet all the requirements?” So those are the things that we went through in terms of this. So, sorry, I, I, I gave a long answer for a short question, but I hope that was instructive.

Cody Slach:

I appreciate that, Jim, that’s, that’s super helpful. Um, just to keep things going here, ‘cause we do have a lot of Q&A, um, next one is, “It seems like InnovizTwo and InnovizTwo-Plus have similar functionality as InnovizOne. Given the second generation will have lower costs, will InnovizOne become obsolete?”

Omer Keilaf:

No. Uh, so let me let me try to answer differently, not as a no. (chuckles) It’s a very Israeli thing to say, no at the beginning. Uh, so, um, basically, those are for different timelines. So InnovizOne is going to, is available and going to be automotive grade, uh, you know, later in this year. InnovizTwo, uh, engineering samples that will come along end of the year, high volume in, in another year, and then automotive grade in another year. Uh, there are different, uh, programs that we’re competing at, InnovizTwo is more applicable for, um, application, uh, automotive grade programs that launched in 2023, or towards the end of 2023.

Omer Keilaf:

Um, so once that will, uh, launch, it doesn’t mean that InnovizOne would not be produced, because it is already sourced to a program, and we will continue to, uh, produce system supported. Oren, is there any- anything else you want to add to it?

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Oren Rosenzweig:

No, I think you’ve covered it well. Thank you, Omer.

Cody Slach:

Eh, staying on, on products for a little bit, and I guess this is just more of a, you know, zooming out, if you will, but we’ve got a couple of different questions about adjacent markets for your product. And one of the examples here is like industrial automation, where your technology could be considered valuable. So I know, obviously, we, we see ourselves right now as very focused in on the automotive market, but I think some of the investors are thinking, you know, “Can this technology be applicable to other areas?” And if so are you guys even focusing in on that right now?

Oren Rosenzweig:

So our main focus as, um, we said is in the consumer vehicle space, but, but definitely we’re working, uh, in other segments as well. So we’re actually working with, uh, a, a lead customer in the AGV space for, um, autonomous forklifts, and, uh, we’re developing, um, some software around that, in addition to the LIDAR, which is a very good fit for those applications. Um, I would say, I would say that we still kind of invest, uh, most of our time and, and effort a- around kind of the, the key markets, as I said, in the consumer vehicle space, but, uh, there are a lot of other applications which, you know, can can help us fill in some of the revenues in, you know, 2022/2023, and kind of the coming years because the, the cycle is shorter for some of these applications, and some of them, uh, have lower hurdles to, uh, to adoption, right, versus some of the kind of level-four applications and consumer vehicle applications.

Cody Slach:

Yeah.

Omer Keilaf:

Automotive space have a longer sales cycle, and we focus where now decisions are made for the long term. But, e- eventually, anything that might go through automation, and, you know, I’m a... I’m a really... I’m a believer of automation, everything eventually will be automated, uh, and, and 3D sensor, a very high performance, low cost 3D camera can actually enable a local applications.

Nick Clayton:

Great. And looks like we have a question about the science a little bit, uh, that they meant the presentation, the videos were all shot in urban areas then we tested in rural areas to detect wildlife, to, uh, run accidents and things like that, at least is from a technological standpoint, are those different applications meaningful? And then kind of how, how will the different contexts matter for LIDAR?

Oren Rosenzweig:

We actually did.

Omer Keilaf:

Oh, Go ahead, Oren.

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Oren Rosenzweig:

So no, I mean, if the question is whether we, we’ve tested the LIDAR off road, and then the answer is definitely, yes. I mean, uh, both for, uh, kind of consumer applications for like, you know, trucks for safety applications, and, and also for some other off road applications like, um, mining, agriculture, uh, which actually are undergoing a lot of automation nowadays. So we work with some... Sorry.

Omer Keilaf:

Space.

Oren Rosenzweig:

Oh, space, it, it’s really off road. We, we actually, we have a project there as well. But, uh, but some of kind of the, the, the more earthy, um, applications. Uh, so actually, not applications like agriculture and, and mining, they’ve been undergoing automation, um, and some level of remote control and, and even like, autonomous, uh features for, for the past 10 years. And some of the companies in those spaces like, uh, Caterpillar, for example, have been some of the pioneers in, in automation.

Oren Rosenzweig:

Um, so they definitely are looking to, to switch to solid state LIDARS like we offer, and even though we’ve designed the LIDARS around the requirements of the, um, consumer vehicle space, we, we actually realized that a lot of the things that, that we’ve done are extremely relevant for them as well, in terms of, uh, reliability, obviously the price, the, the performance. So many of them, you know, we’re working with them, uh, with some of those leaders in those spaces, and, um, there are a lot of tests ongoing now, of InnovizOne in such applications.

Cody Slach:

One, one question that I think is interesting, if you guys had your crystal ball, you know, sort of how do you see this eventually being a product that is required by law?

Omer Keilaf:

I think that if you... I mean, it’s, it’s interesting, because, um, in the automotive space, every, uh, function in the car that is related to safety, uh, there is, uh, regulation about it. Uh, the ISO 26262 uh, 62, um is a regulation that basically defines, uh, what is required in order to, uh, to, to have that feature in a safe way. And basically in, in automotive, in autonomous driving, it means that there is no single point of failure. An automotive, uh, an autonomous car needs to be, uh, ACLB uh, which basically means that there is a redundancy. Um, now a camera is defined as an ACLB because, uh, there are situations where the camera could become blurred or saturated. And then in order to reach an ACLB you need to have a secondary sensor that provides you the ability to see things that the camera does see in the the situation where it works well. And radar cannot provide that because of the low resolution. The only sense of today that, uh, that provide it is a LiDAR. So, uh, by regulation, in order to meet ACLB, you need to have a different kind of a sensor for giving redundancy to a camera and today the only sensor that is applicable for that is a LiDAR. So you can, you can consider it a law, but, uh, it’s, it’s a, it’s a law written, uh, in probably a lot of blood.

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Oren Rosenzweig:

I would just wanna add to that in terms of the regulatory environment. So, um, you’ve got, uh, Nissan now with, um, with a call-out for comments for, um, kind of the next generation of a USN cap and, um, of course also URN cap, and they’re kind of thinking through what, uh, what, you know, what does it take to get the maximum safety rating, uh, going forward. And we do expect that to be able to kind of get ranked, uh, with the highest safety re- ranking for pro-consumer car, um, some of the ADAS features will have to include kind of use cases that are only enabled by LiDAR.

Oren Rosenzweig:

So operation in, in dark conditions, which is not covered today as part of kind of those tests, uh, being able to kind of detect different cut-ins scenarios, being able to operate in different weather conditions to some of those features that you’ve got today as part of the, um, uh, the ADAS stack, um, is not tested under different weather conditions, different lighting conditions, et cetera. And, but going forward, we do expect them to change kind of the, the way that it’s tested and kind of what does it take to get, you know, the, the, the maximum rating and when, when that happens and that, that could happen pretty soon, um, it will just... it wouldn’t say that you need to use a LiDAR, but you definitely will need to use a LiDAR because there’s no other way to get there. You can’t do it with a camera, you can’t do it with a, with a radar.

Omer Keilaf:

Yeah. Anyone who uses cameras and radars are doomed. Okay (laughs).

Oren Rosenzweig:

That’s a Tesla joke.

Nick Clayton:

I’d just like remind our audience that there’s just a little over 10 minutes left in the webinar, so if you have any more burning questions, please go ahead and put those in on the Q and A, uh, at the bottom of your screen. Um, we’re also getting some great questions in via email.

Cody Slach:

Yeah, we do. So, um, once InnovizOne is available widely on the market, what does the series production/testing process look like for getting InnovizTwo and Two-plus to the market.

Omer Keilaf:

Okay. Um, so basically it’s the same process that we’ve done with InnovizOne only that we have a lot of lessons learned and many carry overs of things that we’ve learned through the process. So we do expect it to be a shorter, uh, cycle time. Um, basically it’s, uh, it’s, it’s like I showed you earlier, so, uh, you need, we need to go through the, the DV, uh, the design validation, um, and then the production validation. So, um, testing in different... The same qualification that we’re going through today. There are going to many... to be many carryovers speci- especially around the software.

Omer Keilaf:

I mean, the, the software that we embed in the LiDAR, uh, which is, is written in Automotive ASPICE is going to be a fully carry over because they, the ASIC the, the MEMS, uh, digital chip it’s actually mixed signals 60nm quite savvy with tens of processors inside, is going to be reused in, in InnovizTwo. So that’s going to save us a lot of costs and effort and time, um, and a lot of, uh, of the functional safety, uh, development. But in general, it’s, it’s testing it in the different categories of, uh, um, temperature and vibration, et cetera. I hope I answered it.

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Cody Slach:

Yeah, I think that’s good. Okay. Uh, another emailed question is, can you provide a little bit more color on what recurring revenues from the perception software will look like? Is it a significant source of your revenue?

Oren Rosenzweig:

Yeah, yeah. So we, we haven’t included that in our malls yet, as I mentioned, it’s, it’s an upside, so, uh, we’re all gonna share a numbers today. Uh, but yes, I mean, it’s kind of the, the base of, uh, vehicles in the field will grow, uh, which, you know, we expect to, you know, to kind of ramp up from, from 2022, especially the consumer vehicles because when I talk about, uh, the, the recurring revenue from perception software, that’s primarily for consumer vehicles, uh, then that kind of gives us that access and, uh, ability to get those incremental returns on having that, uh, that subscription all for that, for that, uh, like base of, of, uh, vehicles. So that’s uh.

Oren Rosenzweig:

Go ahead.

Omer Keilaf:

Yeah, sure. I want to add something about the monetization from the software. So the way that we’ve structured our monetization is very similar to how we’ve seen- we’ve done with over Mobileye. So, you know, we price our software is around $50, which is similar to what seen that Mobileye was able to do. Um, and that’s the market willingness to pay, you know. Mobileye is providing software for all tier solution for analyzing to the images to provide object detection and classification. We do the same just on top of uh, and, um, and we believe that the willingness to pay by the customer will be similar, uh, which is around $50, so that’s about the one-time sale. And as Oren said, uh, we only, um, target that for the passenger car market, not the robotics is where we expect them to do that, uh, fusion on their own.

Omer Keilaf:

Um, and as Oren said, we are in discussion with customers what’s on, on kind of what, what’s next after the launch. Um, and we’ve heard that, uh, the expectation is that once the car maker, uh, goes, uh, to start a production, it will initially, initially will roll out in specific countries. And then, uh, when going into new areas, we are expected to provide support in order to, uh, increase features and adjust them and et cetera. So those will provide us re- recurrent revenues.

Nick Clayton:

Very good. One more question we ask is are tier one suppliers also licensing software, I suppose, as a separate channel from what you’re already doing?

Oren Rosenzweig:

Yes, they are. That’s, that’s part of... It’s part of what we’re selling to the, to the tier ones. If the question is whether they’re licensing it from us? then the answer is yes.

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Nick Clayton:

I think that it is, I guess, perhaps they’re asking they were using it for other products, not, not on your own.

Oren Rosenzweig:

Oh, no. It’s... The, the perception software is strongly tied to the, to the LiDAR itself. So, um, it, it’s, it’s very custom, you know, to our LiDAR and it actually creates this stickiness. So, um, once it gets validated, which is, which is a significant effort to kind of collect all the data and validate that perception software, um, that kind of creates a huge kind of barrier and the switching cost to switching even the hardware itself, because it’s very tied to the properties of the data.

Omer Keilaf:

Let me answer something about the computer vision, which I think is interesting. When we started Innoviz, it was not that clear that computer vision would be something that, you know, we, as a company to develop the LiDAR by itself, it’s a big barrier to, uh, to solve. Uh, but we’ve learned quite fast that, um, you know, computer vision on, on a LiDAR is quite a new, um, I would say, um, technology. Uh, we couldn’t even find, uh, any articles about how to, you know, design computer vision for 3D. We’ve been innovating on that field for, in the last four years. And if you think about a car maker, uh, that wants to embed a LiDAR, it doesn’t make sense for it, uh, to develop the computer vision by, by itself, it’s it’s for, for the same reason, they buy a solution from a company like Mobileye because, uh, for each car company, the effort and capital investment in order to develop, uh, computer vision on a single type of sensor does not make sense. So the need for computer vision is very clear and the demand is quite high.

Cody Slach:

I’m not seeing any more questions come in through email. A lot of them are similar. So I don’t know Nick, if you have any on your end, but, um, if not, we might, uh, be wrapped up here a couple of minutes early.

Nick Clayton:

Well, one, one thing that did come in through here, uh, here was just mentioned the different applications a little bit before, but, um, the, the idea of self-driving trains and flying cars and taxis, um, you know, when do you see some of those market niches coming in from a timeline standpoint, I mean obviously air taxis is a very new field, um, and requires, I’m sure very different, different technical requirements for LiDAR.

Oren Rosenzweig:

Uh. So it’s, uh, I think what we see is, is a rollout, uh, on the kind of a city by city basis. You know, you see a kind of the leaders or the leader of the space, which is, which is way more, uh, already with, um, you know, already deployed, uh, for, for service. And, um, many of the other companies, especially in China, which is moving quickly and as well as in some other places, just like going city by city and, um, going from an R&D phase where they’ve got the safety drivers in the vehicle to, uh, kind of the commercial deployment, which I mean by that is, um, kind of, you know, getting those safety drivers out of the vehicle and just basically starting to like pick up passengers for, for rides and, and, uh, and making money.

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Oren Rosenzweig:

So kind of the, the fee- the feasibility of it has been proven by that. And now it’s just like, kind of getting the operational side of deploying it in more and more city. So we probably see it more ubiquitous in the, in the next three or four years. Uh, so far it’s been pretty kind of small deployments.

Nick Clayton:

Great. And one more question is, uh, just from your perspective as Innoviz, you know, what do you see as being the value upside of doing a deal with a SPAC and Collective Growth specifically, as opposed to some of the other routes you might’ve taken to the public markets or more capital in general?

Omer Keilaf:

Yeah, sure. I’m happy to answer that. So, um, you know, it’s very clear that, uh, the market recognizes that autonomous driving is, is going into the mainstream. You know, we’ve seen, um, several companies in the automotive space, but also in our space, uh, going public. And I think it’s clear that, uh, more and more investors start to understand that there are specific winners in the market. Clearly in Innoviz, we see Innoviz as a, as a growing leader in, in, in the LiDAR space. Um, uh, funding is a competitive advantage allowing us to run faster and take, uh, and, and, you know, participate in more programs.

Omer Keilaf:

Uh, we are ramping up additional production lines. We are now doing our, uh, second generation. Uh, we are making quite a lot of investments in R and D continue to invest in R and D in order to continue on and increase the gap. I’m sure that Innoviz too would be really, uh, an amazing product in that sense, uh, that will allow us to take a significant portion of, of the market. Um, and, um, specifically about, uh, uh, perception, capital, who we, you know, we are very much, um, you know, I think that we are very much aligned with, with the team, uh, Jim and the team. Uh, we see, uh, strategy, uh, we’ve been, uh, aligned with our strategy and we sold them as a good partner going forward. Uh, Jim is joining our board, uh, and we will also announce about our new, uh, of the board of directors, which is a very, I would say very interesting, uh, group of people that will help us to grow the company.

Nick Clayton:

Great. And it looks like, uh, unless Cody, If you have another question-

Cody Slach:

No I think then we can wrap it, Nick. That’s great.

Nick Clayton:

Okay, great. Well, I just want to thank all of you gentlemen for joining us, uh, Spec Insiders, uh, Webinars here. Um, it’s very interesting and exciting deal with a lot of these and, uh, in this space. And I think it’s been great for our subscribers to be able to especially get some people, the nuts and bolts details of how these different deals are differentiated and how Innoviz is, is, is what you need. So I thank you all for those who sent in questions and, uh, and everyone for joining today.

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Omer Keilaf:

Thank you very much.

Oren Rosenzweig:

Bye bye.

Nick Clayton:

Thank you.

Cody Slach:

Thank you Nick. Thanks everyone.

Oren Rosenzweig:

Bye bye.